UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 6, 2015

ENBRIDGE ENERGY PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE	1-10934	39-1715850
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer Identification No.)

1100 LOUISIANA, SUITE 3300, HOUSTON, TEXAS 77002
(Address of Principal Executive Offices) (Zip Code)

(713) 821-2000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 27, 2003, Enbridge Energy Partners, L.P., a Delaware limited partnership (the “Partnership”), entered into an Indenture with SunTrust Bank, as trustee (the “Indenture”).  On October 6, 2015, the Partnership entered into (i) a Thirteenth Supplemental Indenture to the Indenture, attached as Exhibit 4.1 hereto, with U.S. Bank National Association, successor to SunTrust Bank, as trustee (the “Trustee”), establishing the terms of the Partnership’s 4.375% Notes due 2020 (the “2020 Notes”), (ii) a Fourteenth Supplemental Indenture to the Indenture, attached as Exhibit 4.2 hereto, with the Trustee, establishing the terms of the Partnership’s 5.875% Notes due 2025 (the “2025 Notes”) and (iii) a Fifteenth Supplemental Indenture to the Indenture, attached as Exhibit 4.3 hereto, with the Trustee, establishing the terms of the Partnership’s 7.375% Notes due 2045 (the “2045 Notes,” and together with the 2020 Notes and the 2025 Notes, the “Notes”). The description of the Notes and the Indenture, as so supplemented by each of the three supplemental indentures referenced above, are set forth in the prospectus supplement, dated October 1, 2015 and filed with the Securities and Exchange Commission on October 5, 2015, and are incorporated by reference herein.

The foregoing description of the Thirteenth, Fourteenth and Fifteenth Supplemental Indentures does not purport to be complete and is qualified in its entirety by reference to Exhibits 4.1, 4.2 and 4.3 to this Form 8-K, which are incorporated herein by reference.

Item 8.01 Other Events.

As previously disclosed by the Partnership, on October 1, 2015, the Partnership entered into an underwriting agreement with the underwriters named therein with respect to the issuance and sale by the Partnership of $500,000,000 aggregate principal amount of the 2020 Notes, $500,000,000 aggregate principal amount of the 2025 Notes and $600,000,000 aggregate principal amount of the 2045 Notes. The sale of the Notes closed on October 6, 2015.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Reference is made to the “Index of Exhibits” following the signature page, which is hereby incorporated into this Item.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENBRIDGE ENERGY PARTNERS, L.P.
(Registrant)

	By:	Enbridge Energy Management, L.L.C.,
as delegate of Enbridge Energy Company, Inc., its General Partner

Date: October 6, 2015	By:	/s/ Valorie Wanner
Valorie Wanner
Assistant Corporate Secretary
(Duly Authorized Officer)

Index of Exhibits

Exhibit No.	Description
4.1	Thirteenth Supplemental Indenture dated as of October 6, 2015 between the Partnership and the Trustee
4.2	Fourteenth Supplemental Indenture dated as of October 6, 2015 between the Partnership and the Trustee
4.3	Fifteenth Supplemental Indenture dated as of October 6, 2015 between the Partnership and the Trustee